UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 26, 2018

AZZ INC.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On March 29, 2018, AZZ Inc. (the “Company”) issued a press release announcing its intent to restate certain previously issued annual and interim financial statements and the anticipated impacts to its consolidated financial statements for the Relevant Periods (as defined below). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On March 26, 2018, the management of the Company in conferring with the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), concluded that the Company’s previously issued audited consolidated financial statements (and any related audit reports of BDO) contained in the Company's 2017 Annual Report on Form 10-K (which includes consolidated financial statements for years ending February 28, 2015, February 29, 2016 and February 28, 2017) and the unaudited consolidated financial statements contained in the Company's Quarterly Reports on Form 10-Q for the quarters ended May 31, 2017 and August 31, 2017 (collectively, the “Relevant Periods”) should no longer be relied upon due to an accounting error. The Company determined that it should have applied the percentage-of-completion method of accounting under the FASB’s Accounting Standards Codification No. 605-35, Construction-Type and Production-Type Contracts ("ASC 605-35"), for certain contracts of the Company as further described below. After conferring with the Company’s management and BDO, the Audit Committee of the Board of Directors of the Company concurred with the above conclusion of the Company’s management.
The Company will file amendments to its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the Relevant Periods to restate the previously issued annual and interim financial statements. Although the Company cannot yet estimate when it will complete the restatements and file the amended annual and periodic reports, the Company is working diligently and expeditiously towards completion of the restatements and intends to file the amended annual and periodic reports as soon as reasonably practicable and prior to filing its Quarterly Report on Form 10-Q for the quarter ended November 30, 2017.
The table below sets forth the anticipated impacts to the consolidated statements of income (unaudited, in thousands, except per share data):

	Year Ended
	February 28, 2017			February 29, 2016
	As Reported	Correction	As Restated	As Reported	Correction	As Restated
Net Sales	$858,930	$4,608	$863,538	$903,192	$(13,792)	$889,400
Cost of Sales	654,146	4,790	658,936	673,081	(11,799)	661,282
Gross Profit	204,784	(182)	204,602	230,111	(1,993)	228,118
Operating Income	98,360	(182)	98,178	122,288	(1,993)	120,295
Income Before Income Taxes	84,749	(182)	84,567	104,368	(1,993)	102,375
Income Tax Expense	23,828	(68)	23,760	27,578	(747)	26,831
Net Income	$60,921	$(114)	$60,807	$76,790	$(1,246)	$75,544
Earnings Per Common Share
Basic Earnings Per Share	$2.35	$(0.01)	$2.34	$2.98	$(0.05)	$2.93
Diluted Earnings Per Share	$2.33	$—	$2.33	$2.96	$(0.05)	$2.91
Weighted Average Shares Outstanding
Basic	25,965		25,965	25,800		25,800
Diluted	26,097		26,097	25,937		25,937

	Year Ended
	February 28, 2015
	As Reported	Correction	As Restated
Net Sales	$816,687	$3,005	$819,692
Cost of Sales	610,991	1,928	612,919
Gross Profit	205,696	1,077	206,773
Operating Income	106,825	1,077	107,902
Income Before Income Taxes	90,130	1,077	91,207
Income Tax Expense	25,187	404	25,591
Net Income	$64,943	$673	$65,616
Earnings Per Common Share
Basic Earnings Per Share	$2.53	$0.03	$2.56
Diluted Earnings Per Share	$2.52	$0.03	$2.55
Weighted Average Shares Outstanding
Basic	25,676		25,676
Diluted	25,778		25,778

	Three Months Ended
	May 31, 2017			August 31, 2017
	As Reported	Correction	As Restated	As Reported	Correction	As Restated
Net Sales	$208,551	$(834)	$207,717	$190,407	$7,195	$197,602
Cost of Sales	159,285	883	160,168	148,938	5,609	154,547
Gross Profit	49,266	(1,717)	47,549	41,469	1,586	43,055
Operating Income	21,907	(1,717)	20,190	15,056	1,586	16,642
Income Before Income Taxes	18,732	(1,717)	17,015	11,396	1,586	12,982
Income Tax Expense	5,492	(644)	4,848	3,067	595	3,662
Net Income	$13,240	$(1,073)	$12,167	$8,329	$991	$9,320
Earnings Per Common Share
Basic Earnings Per Share	$0.51	$(0.04)	$0.47	$0.32	$0.04	$0.36
Diluted Earnings Per Share	$0.51	$(0.04)	$0.47	$0.32	$0.04	$0.36
Weighted Average Shares Outstanding
Basic	26,012		26,012	25,970		25,970
Diluted	26,093		26,093	26,036		26,036

	Six Months Ended
	August 31, 2017
	As Reported	Correction	As Restated
Net Sales	$398,958	$6,361	$405,319
Cost of Sales	308,223	6,492	314,715
Gross Profit	90,735	(131)	90,604
Operating Income	36,963	(131)	36,832
Income Before Income Taxes	30,128	(131)	29,997
Income Tax Expense	8,559	(49)	8,510
Net Income	$21,569	$(82)	$21,487
Earnings Per Common Share
Basic Earnings Per Share	$0.83	$—	$0.83
Diluted Earnings Per Share	$0.83	$(0.01)	$0.82
Weighted Average Shares Outstanding
Basic	25,991		25,991
Diluted	26,065		26,065

The table below sets forth the anticipated impacts to the consolidated balance sheets (unaudited, in thousands):

	February 28, 2017			February 29, 2016
	As Reported	Correction	As Restated	As Reported	Correction	As Restated
Assets
Inventories - net	$123,208	$(35,583)	$87,625	$102,135	$(30,793)	$71,342
Costs and estimated earnings in excess of billings on uncompleted contracts	20,546	29,716	50,262	32,287	31,195	63,482
Total current assets	296,537	(5,867)	290,670	309,334	402	309,736
Total assets	$977,839	$(5,867)	$971,972	$982,010	$402	$982,412
Liabilities and Shareholders’ Equity
Customer deposits and billings in excess of costs and estimated earnings on uncompleted contracts	$32,808	$(10,732)	$22,076	$24,889	$(4,645)	$20,244
Total current liabilities	141,850	(10,732)	131,118	148,405	(4,645)	143,760
Deferred income tax liabilities	51,550	1,825	53,375	49,960	1,893	51,853
Total liabilities	448,200	(8,907)	439,293	500,794	(2,752)	498,042
Shareholders’ equity:
Retained earnings	495,030	3,040	498,070	450,754	3,154	453,908
Total shareholders’ equity	529,639	3,040	532,679	481,216	3,154	484,370
Total liabilities and shareholders' equity	$977,839	$(5,867)	$971,972	$982,010	$402	$982,412

	May 31, 2017			August 31, 2017
	As Reported	Correction	As Restated	As Reported	Correction	As Restated
Assets
Inventories - net	$131,187	$(36,466)	$94,721	$144,008	$(42,075)	$101,933
Costs and estimated earnings in excess of billings on uncompleted contracts	27,295	32,337	59,632	32,082	36,616	68,698
Total current assets	325,744	(4,129)	321,615	325,007	(5,459)	319,548
Total assets	$1,004,998	$(4,129)	$1,000,869	$1,011,401	$(5,459)	$1,005,942
Liabilities and Shareholders’ Equity
Customer deposits and billings in excess of costs and estimated earnings on uncompleted contracts	$31,527	$(7,277)	$24,250	$32,659	$(10,193)	$22,466
Total current liabilities	130,699	(7,277)	123,422	126,273	(10,193)	116,080
Deferred income tax liabilities	52,431	1,181	53,612	52,293	1,776	54,069
Total liabilities	468,608	(6,096)	462,512	466,088	(8,417)	457,671
Shareholders’ equity:
Retained earnings	503,847	1,967	505,814	507,754	2,958	510,712
Total shareholders’ equity	536,390	1,967	538,357	545,313	2,958	548,271
Total liabilities and shareholders' equity	$1,004,998	$(4,129)	$1,000,869	$1,011,401	$(5,459)	$1,005,942
The restatements described above result from a correction to the accounting method historically used by the Company to record revenues for certain contracts within its Energy Segment. In particular, the Company determined that for certain contracts for which revenue was recognized upon contract completion and transfer of title, the Company instead should have applied the percentage-of-completion method in accordance with ASC 605-35. In general, the percentage-of-completion method results in a revenue recognition pattern over time as a project progresses as opposed to deferring revenues until contract completion. The Company determined that the impact of applying the percentage-of-completion method to certain of its revenue contracts was materially different from its previously reported results, primarily for certain current asset accounts on its consolidated balance sheets, under its historical practice.
In connection with the restatements, the Company re-evaluated its conclusion regarding the effectiveness of the Company’s disclosure controls and procedures and internal controls over financial reporting for the Relevant Periods and determined that a material weakness existed relating to revenue recognition on certain contracts. In addition, as a result of the material weakness, BDO USA LLP’s report on the Company’s internal control over financial reporting as of February 28, 2017 should no longer be relied upon. Management has begun to develop and institute a plan to remediate this material weakness.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 99.1	Press release of AZZ Inc. issued on March 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
DATE: March 29, 2018	By: /s/ Paul W. Fehlman
Paul W. Fehlman Senior Vice President and CFO